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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 5, 1995
                                                         -----------------------


                         THE WILLIAMS COMPANIES, INC.
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            (Exact name of registrant as specified in its charter)



   Delaware                      1-4174                           73-0569878
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(State or other               (Commission                     (I.R.S. Employer
jurisdiction of               File Number)                   Identification No.)
 incorporation)



One Williams Center, Tulsa, Oklahoma                                    74172
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code: (918)588-2000
                                                    ----------------------------


                                Not Applicable
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets

                 On January 5, 1995, The Williams Companies, Inc. (the "Company") consummated the transaction contemplated by a Stock Purchase Agreement, dated as of August 22, 1994, by and among the Company, LDDS Communications, Inc. and WTG Holdings, Inc., relative to the previously announced sale of Williams Telecommunications Group, Inc. for $2.5 billion in cash. The Company plans to use portions of the proceeds to pay off short-term credit facilities, fund the recently announced tender offer for Transco Energy Company, finance its ongoing capital expansion program and other uses.

                 WilTel Communications Systems, Inc., a national telecom-munications equipment supplier and service company, and Vyvx, Inc., which operates a national video network specializing in broadcast television applications, were not sold as a part of the trans-action.

                 The effect of the disposition has been fully reflected in the Company's September 30, 1994, consolidated financial statements included in its third quarter Form 10-Q. As described in Note 2 of the Notes to Consolidated Financial Statements in the Form 10-Q, the operating results for those assets sold were presented as discontinued operations, with prior period operating results and cash flow restated. The assets and liabilities transferred in the sale were presented in the consolidated balance sheet on a net basis at September 30, 1994. All future financial statements filed with the Commission will be prepared on this basis, and the gain from the sale will be reported as discontinued operations in the Company's 1995 first quarter financial statements. Accordingly, pro forma financial information is not required.
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                                    EXHIBITS


The following exhibits are filed as part of this Report:

Exhibit 99.      (a)      Copy of the Stock Purchase Agreement, dated as of
                          August 22, 1994, by and among the Company, LDDS
                          Communications, Inc. and WTG Holdings, Inc. (filed as
                          Exhibit 2 to the Company's Current Report on Form 8-
                          K, dated August 26, 1994, and incorporated herein by reference).

                 (b) Copy of the Company's press release, dated January 5, 1995, publicly announcing the actions reported herein.
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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized:


                                            THE WILLIAMS COMPANIES, INC.
                                            (Registrant)


                                            By:        J. Furman Lewis
                                               ------------------------------
                                                       J. Furman Lewis
                                                    Senior Vice President
                                                     and General Counsel



Dated:  January 11, 1995